Exhibit 10.3

CONFIDENTIAL MATERIAL APPEARING IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH THE SECURITIES ACT OF 1933, AS AMENDED, AND RULE 24B-2 PROMULGATED THEREUNDER. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.

Supplemental Agreement No. 11

to

Purchase Agreement No. 2484

between

The Boeing Company

and

United Airlines, Inc.

Relating to Boeing Model 787 Aircraft

THIS SUPPLEMENTAL AGREEMENT entered into as of April 30, 2015, by and between THE BOEING COMPANY (Boeing) and UNITED AIRLINES, INC. (a Delaware corporation) (Customer);

WHEREAS, the parties hereto entered into Purchase Agreement No. 2484 dated December 29, 2004, as amended and supplemented (Purchase Agreement), relating to Boeing model 787 aircraft (Aircraft);

WHEREAS, Boeing and Customer agree to add the following *** firm model 787-9 Aircraft to the Purchase Agreement (Block C Aircraft):

Serial Number	Delivery Month
***	****

*	Aircraft ***, and in the case of the *** Aircraft bearing serial numbers *** and *** model 787-9 Aircraft ***.

NOW THEREFORE, in consideration of the mutual covenants herein contained, the parties agree to amend the Purchase Agreement as follows:

1.	Table of Contents and Articles.

The “Table of Contents” is deleted in its entirety and replaced with the attached “Table of Contents” (identified by “SA-11”).

P.A. 2484	SA-11, Page 1
BOEING/UNITED AIRLINES, INC. PROPRIETARY

2.	Table.

“Table 1”, 787-9 Aircraft Delivery, Description, Price and Advance Payments, is deleted in its entirety and replaced with the attached “Table 1”, 787-9 Aircraft Delivery, Description, Price and Advance Payments, (identified by “SA-11”).

3.	Letter Agreements.

For purposes of Letter Agreement 6-1162-RCN-1937, Performance Guarantees – Block B Aircraft, and Letter Agreement 6-1162-RCN-1939, *** – Block B Aircraft, the *** Aircraft shall be considered *** Aircraft.

The Purchase Agreement will be deemed to be supplemented to the extent herein provided as of the date hereof and as so supplemented will continue in full force and effect.

EXECUTED IN DUPLICATE as of the day and year first written above.

THE BOEING COMPANY	UNITED AIRLINES, INC.

/s/ Patrick McKelvey	/s/ Gerald Laderman
Signature	Signature

Attorney-in-Fact	Senior Vice President – Finance, Procurement and Treasurer
Title	Title

P.A. 2484	SA 11, Page 2
BOEING/UNITED AIRLINES, INC. PROPRIETARY

TABLE OF CONTENTS

SA NUMBER
ARTICLES
Article 1.	Quantity, Model and Description	SA-8
Article 2.	Delivery Schedule	SA-8
Article 3.	Price	SA-8
Article 4.	Payment	SA-8
Article 5.	Additional Terms	SA-8

TABLE
1.	Aircraft Information Table	SA-11

EXHIBITS
A1.	787-8 Aircraft Configuration	SA-6
A2.	787-9 Aircraft Configuration	SA-10
B.	Aircraft Delivery Requirements and Responsibilities	SA-1

SUPPLEMENTAL EXHIBITS
AE1.	Escalation Adjustment/Airframe and Optional Features	SA-1
BFE1.	BFE Variables	SA-8
CS1.	Customer Support Document	SA-5
EE1.	Engine Escalation/Engine Warranty ***	SA-2
SLP1.	Service Life Policy Components	SA-1

LETTER AGREEMENTS
6-1162-MSA-546R4	Open Configuration Matters	SA-6
6-1162-MSA-547R5	Option Aircraft	SA-8
	Attachment A (deleted)	SA-7
	Attachment B	SA-8
6-1162-MSA-549	Spare Parts Initial Provisioning	SA-1
6-1162-AJH-921	787 e-Enabling	SA-6

P.A. 2484	TABLE OF CONTENTS, Page 1 of 3	SA-11
BOEING / UNITED AIRLINES, INC. PROPRIETARY

TABLE OF CONTENTS, CONTINUED

SA NUMBER
LETTER AGREEMENTS, continued
6-1162-AJH-922 6-1162-AJH-923	Special Matters Relating to COTS Software and End User License Agreements Special Terms – Seats and In-flight Entertainment	SA-6 SA-6
6-1162-RCN-1940	Model 787 Post-Delivery Software & Data Loading	SA-7

CONFIDENTIAL LETTER AGREEMENTS

6-1162-MSA-550	Spare Parts Commitments	SA-1
6-1162-MSA-551R2	Performance Guarantees	SA-5
6-1162-MSA-552R7	Special Matters	SA-9
6-1162-MSA-552A1	Special Matters – Amendment 1	SA-10
6-1162-MSA-553R1	Open Matters	SA-1
6-1162-MSA-554R4	Model Substitution	SA-8
6-1162-MSA-555	Promotional Support	SA-1
6-1162-RCN-1936	Other Special Matters	SA-7
6-1162-RCN-1936A1	Other Special Matters - Amendment 1	SA-8
6-1162-RCN-1937	Performance Guarantees – Block B Aircraft	SA-7
6-1162-RCN-1938	*** – Block B Aircraft - TERMINATED	SA-8
6-1162-RCN-1939	*** — Block B Aircraft	SA-7
CAL-PA-2484-LA-1302248 CAL-PA-2484-LA-1302613 CAL-PA-2484-LA-1500016	Aircraft Acceleration from November 2014 to October 2014 Cabin Systems Equipment Demonstration Flight Waiver	SA-9 SA-10 SA-10

P.A. 2484	TABLE OF CONTENTS, Page 2 of 3	SA-11
BOEING / UNITED AIRLINES, INC. PROPRIETARY

TABLE OF CONTENTS, CONTINUED

SUPPLEMENTAL AGREEMENTS	DATED AS OF:

Supplemental Agreement No. 1	June 30, 2005

Supplemental Agreement No. 2	January 20, 2006

Supplemental Agreement No. 3	May 3, 2006

Supplemental Agreement No. 4	July 14, 2006

Supplemental Agreement No. 5	March 12, 2007

Supplemental Agreement No. 6	November 15, 2007

Supplemental Agreement No. 7	November 7, 2012

Supplemental Agreement No. 8	June 17, 2013

Supplemental Agreement No. 9	June 6, 2014

Supplemental Agreement No. 10	January 14, 2015

Supplemental Agreement No. 11	April 30, 2015

P.A. 2484	TABLE OF CONTENTS, Page 3 of 3	SA-11
BOEING / UNITED AIRLINES, INC. PROPRIETARY

Table 1

Purchase Agreement No. 2484

787-9 Aircraft Delivery, Description, Price and Advance Payments

(787-9/GE/***)

Airframe Model/MTOW:	787-9	*** pounds[1]	Detail Specification:		***
Engine Model/Thrust:	GENX-1B***[2]	*** pounds	Airframe Price Base Year/Escalation Formula:	***		***
Airframe Price:		$***	Engine Price Base Year/Escalation Formula:	***		***
Optional Features:		$***

Sub-Total of Airframe and Features:		$***	Airframe Escalation Data:
Engine Price (Per Aircraft):		$***	Base Year Index (ECI):		***

Aircraft Basic Price (Excluding BFE/SPE):		$***	Base Year Index (CPI):		***

Buyer Furnished Equipment (BFE) Estimate:		$***	Engine Escalation Data:
In-Flight Entertainment (IFE) Estimate:		$***	Base Year Index (ECI):		***
			Base Year Index (CPI):		***

Scheduled Delivery Date	Number of Aircraft	Escalation Factor (Airframe)	Escalation Factor (Engine)	Serial Number	Escalation Estimate Adv Payment Base Price Per A/P	Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery):
						*** ***	*** ***	*** ***	*** ***
Block A Aircraft [1,2]
***	***	***	***	***	$***	$***	$***	$***	$***
***	***	***	***	***	$***	$***	$***	$***	$***
***	***	***	***	***	$***	$***	$***	$***	$***
***	***	***	***	***	$***	$***	$***	$***	$***
***	***	***	***	***	$***	$***	$***	$***	$***
***	***	***	***	***	$***	$***	$***	$***	$***
***	***	***	***	***	$***	$***	$***	$***	$***
***	***	***	***	***	$***	$***	$***	$***	$***
***	***	***	***	***	$***	$***	$***	$***	$***
***	***	***	***	***	$***	$***	$***	$***	$***
***	***	***	***	***	$***	$***	$***	$***	$***
***	***	***	***	***	$***	$***	$***	$***	$***
***	***	***	***	***	$***	$***	$***	$***	$***
***	***	***	***	***	$***	$***	$***	$***	$***

Block B Aircraft [1,2]
***	***	***	***	***	$***	$***	$***	$***	$***

Block C Aircraft [1,2,3]
***	***	***	***	***	$***	$***	$***	$***	$***
***	***	***	***	***	$***	$***	$***	$***	$***
Total 787-9s	18

[1]	*** provided in accordance with Article 3.2 of Letter Agreement 6-1162-RCN-1936.
[2]	*** to deliver ***.
[3]	The *** Aircraft shall be considered *** Aircraft for purposes of Letter Agreement 6-1162-1937, Performance Guarantees — Block B Aircraft, and Letter Agreement 6-1162-RCN, *** — Block B Aircraft.

CAL-PA-2484, APR 71359	Boeing / United Airlines, Inc. Proprietary	787-9 Table 1, Page 1, SA-11